SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Seasons Series Trust
SunAmerica Series Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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QUESTIONS AND ANSWERS
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
JOINT PROXY STATEMENT
INTRODUCTION
PROPOSALS
ADDITIONAL INFORMATION
FORM OF SUBADVISORY AGREEMENT

SEASONS SERIES TRUST
SUNAMERICA SERIES TRUST
P.O. Box 54299
Los Angeles, California 90054-0299
February 8, 2010
Dear Contract Owner:
     You are receiving the enclosed joint proxy statement (the “Proxy Statement”) because you owned interests in the Diversified Fixed Income Portfolio, International Equity Portfolio, Multi-Managed Growth Portfolio (Balanced Component), Multi-Managed Income Portfolio (Balanced Component), Multi-Managed Income/Equity Portfolio (Balanced Component) and/or the Multi-Managed Moderate Growth Portfolio (Balanced Component) (each, a series of Seasons Series Trust) and/or because you owned interests in the High-Yield Bond Portfolio (a series of SunAmerica Series Trust) as of the close of business on December 31, 2009. Each such series of Seasons Series Trust and SunAmerica Series Trust is referred to as a “Fund” and together as the “Funds.”
     A special joint meeting (the “Special Meeting”) of the shareholders of the Funds will be held at the offices of SunAmerica Asset Management Corp. (“SunAmerica”), at The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Monday, March 29, 2010, at 2:00 p.m. Central Standard Time, to vote on the proposal described in the Proxy Statement.
     SunAmerica serves as the investment adviser to each Fund pursuant to an investment advisory and management agreement between SunAmerica and the Fund (each, an “Advisory Agreement” and together, the “Advisory Agreements”). PineBridge Investments LLC (formerly known as AIG Global Investment Corp.)(“PineBridge”) serves as subadviser to the Diversified Fixed Income Portfolio and the International Equity Portfolio (the “Subadvised Funds”) pursuant to a subadvisory agreement between SunAmerica and PineBridge (the “Current Subadvisory Agreement”). Employees of SunAmerica manage the day-to-day investments of the Multi-Managed Growth Portfolio (Balanced Component), Multi-Managed Income Portfolio (Balanced Component), Multi-Managed Income/Equity Portfolio (Balanced Component) and the Multi-Managed Moderate Growth Portfolio (Balanced Component) (each a “Multi-Managed Portfolio” and together, the “Multi-Managed Portfolios”) as well as the High-Yield Bond Portfolio pursuant to the Advisory Agreement.

     On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of AIG Investments, including its interest in AIG Global Investment Corp. (“AIGGIC”), to Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group (the “Transaction”). In preparation for the closing of the Transaction, AIG merged AIGGIC with and into PineBridge, a Delaware limited liability company, on December 31, 2009. PineBridge, as successor to AIGGIC, remains a registered investment adviser pursuant to the Investment Advisers Act of 1940. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge. The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. As detailed in the Proxy Statement, the Transaction will not result in any material changes to the portfolio management team, other personnel, investment processes, day-to-day operations, or the services PineBridge provides to the Subadvised Funds.
     With respect to the Subadvised Funds, the closing of the Transaction will result in an “assignment” of the Current Subadvisory Agreement which, under the terms of the agreement and as required by law, will result in the automatic termination of the Current Subadvisory Agreement. At an in-person meeting on November 5, 2009, the Board of Trustees of Seasons Series Trust approved a new subadvisory agreement between SunAmerica and PineBridge with respect to the Subadvised Funds, which agreement is subject to approval by the shareholders of each Subadvised Fund.
     With respect to the Multi-Managed Portfolios and the High-Yield Bond Portfolio, upon the closing of the Transaction, the portfolio managers of such Funds will manage these Funds as employees of PineBridge. As a result, at the November 5, 2009 meeting, the Board of Trustees of Seasons Series Trust and SunAmerica Series Trust (together, the “Board”), approved a subadvisory agreement between SunAmerica and PineBridge with respect to the Multi-Managed Portfolios and the High-Yield Bond Portfolio, which agreement is subject to approval by the shareholders of each such Fund.
     Each Fund’s new subadvisory agreement is referred to as a “New Subadvisory Agreement” and together they are referred to as the “New Subadvisory Agreements.” The terms of the New Subadvisory Agreements are identical, apart from the Funds and subadvisory fees listed in the schedule to each agreement.

     The terms of the New Subadvisory Agreements with respect to the Subadvised Funds are substantially similar to the terms of the Current Subadvisory Agreement, with certain exceptions detailed in the Proxy Statement. In particular, the proposed subadvisory fees to be paid to PineBridge with respect to the Subadvised Funds under the New Subadvisory Agreements are identical to the subadvisory fees paid to PineBridge with respect to the Subadvised Funds under the Current Subadvisory Agreement. SunAmerica, and not the Funds, is responsible for payment of subadvisory fees to PineBridge under the Current Subadvisory Agreement and this arrangement will not change as a result of the approval of the New Subadvisory Agreements.
     To ensure uninterrupted subadvisory services to the Subadvised Funds during the period prior to the Special Meeting, the Board also approved, at the November 5, 2009 meeting, an interim subadvisory agreement between SunAmerica and PineBridge, with respect to the Subadvised Funds (the “Interim Subadvisory Agreement”).
     The Interim Subadvisory Agreement was approved by the Board pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended. The Interim Subadvisory Agreement provides for PineBridge to continue portfolio management responsibilities for the Subadvised Funds pursuant to terms that are identical to the terms of the Current Subadvisory Agreement, with certain exceptions detailed in the Proxy Statement. In particular, the fees payable by SunAmerica to PineBridge pursuant to the Interim Subadvisory Agreement are identical to the fees payable by SunAmerica to PineBridge pursuant to the Current Subadvisory Agreement. The Interim Subadvisory Agreement will go into effect upon the closing of the Transaction and will remain in effect for 150 days, or until a Subadvised Fund’s shareholders approve their New Subadvisory Agreement, whichever is earlier.
     The purpose of the Proxy Statement is to ask you to vote, with respect only to the Fund or Funds in which you own an interest, in favor of the proposal to approve the New Subadvisory Agreements (the “Proposal”).
     Although you are not directly a shareholder of any Fund, as the owner of a variable annuity or variable life insurance contract (a “Contract”) issued by the separate accounts of SunAmerica Annuity and Life Assurance Company, First SunAmerica Life Insurance Company or other affiliated life insurance company (the “Life Companies”), you have the right to instruct the Life Companies how to vote shares of the Fund(s) that are attributable to your Contract at the Special Meeting of shareholders to be held on March 29, 2010. The Board recommends that you vote “FOR” the Proposal. The Proxy Statement contains detailed information about the Proposal, and SunAmerica recommends that you read it carefully before voting. SunAmerica has also attached a “Questions and Answers” section to assist you in evaluating the Proposal.
     We appreciate your cooperation and continued support.

Sincerely,

Peter A. Harbeck
President and CEO
SunAmerica Asset Management Corp.

A proxy card or voting instruction card for each Fund is enclosed along with the Proxy Statement. Please vote your shares or provide voting instructions today by signing and returning the enclosed proxy card or voting instruction card for each of the Funds in which you are a Contract owner in the postage prepaid envelope provided, or follow the instructions on each proxy card and voting instruction card to vote by telephone or over the internet.

QUESTIONS AND ANSWERS
Q:	WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:	The purpose of this proxy solicitation (the “Proxy Statement”) is to ask you to vote, concerning your investment in the Diversified Fixed Income Portfolio, International Equity Portfolio, Multi-Managed Growth Portfolio (Balanced Component), Multi-Managed Income Portfolio (Balanced Component), Multi-Managed Income/Equity Portfolio (Balanced Component) and/or the Multi-Managed Moderate Growth Portfolio (Balanced Component) (each, a series of Seasons Series Trust) and/or the High-Yield Bond Portfolio (a series of SunAmerica Series Trust and together with the above series of the Seasons Series Trust, each, a “Fund” and together, the “Funds”), in favor of the proposal to approve the new subadvisory agreements between SunAmerica Asset Management Corp. (“SunAmerica”) and PineBridge Investments LLC (“PineBridge”) (the “Proposal”).

Although you are not directly a shareholder of any Fund, as the owner of a variable annuity or variable life insurance contract (a “Contract”) issued by the separate accounts of SunAmerica Annuity Life Assurance Company, First SunAmerica Life Insurance Company or other affiliate life insurance company (the “Life Companies”), you have the right to instruct the Life Companies how to vote Fund shares that are attributable to your Contract. For convenience we refer to Contract owners as “shareholders.”

Q:	WHO IS ASKING FOR MY VOTE?

A:	The Board of Trustees of Seasons Series Trust and SunAmerica Series Trust (together, the “Board”), have requested the vote of the shareholders of the Funds at a special joint meeting of shareholders (the “Special Meeting”) to be held at the offices of SunAmerica, The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Monday, March 29, 2010, at 2:00 p.m. Central Standard Time.

Q:	WHY AM I BEING ASKED TO VOTE FOR THE PROPOSAL?

A:	PineBridge (formerly known as AIG Global Investment Corp. (“AIGGIC”)) serves as subadviser to the Diversified Fixed Income Portfolio and the International Equity Portfolio (the “Subadvised Funds”) pursuant to a subadvisory agreement between SunAmerica and PineBridge (the “Current Subadvisory Agreement”). Employees of SunAmerica manage the day-to-day investments of the Multi-Managed Growth Portfolio (Balanced

Component), Multi-Managed Income Portfolio (Balanced Component), Multi-Managed Income/Equity Portfolio (Balanced Component) and the Multi-Managed Moderate Growth Portfolio (Balanced Component) (each a “Multi-Managed Portfolio” and together, the “Multi-Managed Portfolios”) as well as the High-Yield Bond Portfolio but it is proposed that upon the closing of the Transaction, PineBridge will serve as subadviser to such Funds.

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of AIG Investments, including its interest in AIGGIC, to Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group (the “Transaction”). In preparation for the closing of the Transaction, AIG merged AIGGIC with and into PineBridge, a Delaware limited liability company, on December 31, 2009. PineBridge, as successor to AIGGIC, remains a registered investment adviser pursuant to the Investment Advisers Act of 1940. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge. The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. As detailed in the Proxy Statement, the Transaction will not result in any material changes to the portfolio management team, other personnel, investment processes, day-to-day operations, or the services PineBridge provides to the Funds.

With respect to the Subadvised Funds, the closing of the Transaction will result in an “assignment” of the Current Subadvisory Agreement which, under the terms of the agreement and as required by law, will result in the automatic termination of the Current Subadvisory Agreement. At an in-person meeting on November 5, 2009, the Board of Trustees of Seasons Series Trust, including the trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), determined to approve a new subadvisory agreement between SunAmerica and PineBridge with respect to the Subadvised Funds.

With respect to the Multi-Managed Portfolios and the High-Yield Bond Portfolio, upon the closing of the Transaction, the portfolio managers of such Funds will manage the Funds as employees of PineBridge. As a result, at the November 5, 2009 meeting, the Board, including the trustees who are not “interested persons” as defined under the 1940 Act (the “Independent Trustees”), approved a subadvisory agreement between SunAmerica and PineBridge with respect to the Multi-Managed Portfolios and the High-Yield Bond Portfolio, which agreement is subject to approval by the shareholders of each such Fund.

Federal securities laws generally require that shareholders approve agreements between a fund’s investment manager and its subadviser.

Q:	IF THE PROPOSAL IS APPROVED, WILL ANY FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGY, PORTFOLIO MANAGEMENT OR MANAGEMENT FEES CHANGE AS A RESULT?

A:	Your investment in a Fund is not expected to materially change as a result of the Transaction or the approval of the Proposal. The Transaction and the approval of the Proposal will not result in any changes to the value of the Contracts. Each Fund’s investment objective and strategies will not change and the management fees paid by each Fund will remain the same. The portfolio management is not expected to materially change with respect to the Subadvised Funds. PineBridge will assume the day-to-day management of the Multi-Managed Portfolios and the High-Yield Bond Portfolio, however, the current SunAmerica employees serving as portfolio managers of such Funds will not change and will continue as portfolio managers of the Funds in their new capacity as employees of PineBridge as a result of the Transaction.

The New Subadvisory Agreements are substantially similar to the Current Subadvisory Agreement, apart from the effective dates and termination dates of the New Subadvisory Agreements, a revised liability and indemnification section and other non-material updating items.

Q:	WHAT WILL HAPPEN IF THE PROPOSAL IS NOT APPROVED BY THE SHAREHOLDERS OF A FUND?

A:	In the event that shareholders of a Fund do not approve a New Subadvisory Agreement, the Board will take such action with respect to such Fund as it deems to be in the best interest of the Fund and its shareholders. The approval of a New Subadvisory Agreement with respect to any Fund is not contingent on the approval of the agreement by any other Fund.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	The Board recommends that shareholders vote “FOR” the Proposal.

Q:	ARE THE FUNDS PAYING FOR THE PREPARATION, PRINTING AND MAILING OF THE PROXY STATEMENT?

A:	Costs associated with preparing, printing and mailing the Proxy Statement will be borne by PineBridge.

Q:	HOW CAN I VOTE MY SHARES?

A:	You can provide voting instructions using the enclosed proxy card or voting instruction card or in person at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards” on the next page.

You can vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or (3) attending the meeting in person.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies, on behalf of their Separate Account(s), will vote Fund shares in the same proportions as the instructions received from all Contract owners invested in the Fund. Please cast your vote on this important proposal as soon as possible.

Q:	HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL?

A:	With respect to each Fund, the Proposal must be approved by the affirmative voting instructions of the lesser of (a) a majority of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present. The Proposal is not conditioned upon the approval of the Proposal by any other Fund.

Q:	WHO DO I CALL IF I HAVE QUESTIONS?

A:	Please call the SunAmerica Annuity Service Center Monday through Friday from 5 a.m. Pacific Standard Time and 5 p.m. Pacific Standard Time at (800) 445-7862.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

SEASONS SERIES TRUST
Diversified Fixed Income Portfolio
International Equity Portfolio
Multi-Managed Growth Portfolio (Balanced Component)
Multi-Managed Income Portfolio (Balanced Component)
Multi-Managed Income/Equity Portfolio (Balanced Component)
Multi-Managed Moderate Growth Portfolio (Balanced Component)
SUNAMERICA SERIES TRUST
High-Yield Bond Portfolio

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
March 29, 2010

TO THE SHAREHOLDERS:
     The special joint meeting (the “Special Meeting”) of the shareholders of the Diversified Fixed Income Portfolio, International Equity Portfolio, Multi-Managed Growth Portfolio (Balanced Component), Multi-Managed Income Portfolio (Balanced Component), Multi-Managed Income/Equity Portfolio (Balanced Component) and/or the Multi-Managed Moderate Growth Portfolio (Balanced Component) (each, a series of Seasons Series Trust) and the shareholders of the High-Yield Bond Portfolio (a series of SunAmerica Series Trust), will be held at the offices of SunAmerica Asset Management Corp. (“SunAmerica”), the investment adviser to each such series of Seasons Series Trust and SunAmerica Series Trust (each series, a “Fund” and together, the “Funds”), at The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Monday, March 29, 2010, at 2:00 p.m. Central Standard Time, for the following purposes:
     Matters to be voted upon by the shareholders of each Fund:
Proposal 1.	To approve a new subadvisory agreement between SunAmerica and PineBridge Investments LLC (“PineBridge”).
     Other Matters:
Proposal 2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
     The Funds’ Board of Trustees has fixed the close of business on December 31, 2009 as the record date for determination of shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     It is very important that your vote(s) be received prior to the Special Meeting date.
     Your vote(s) is/are important regardless of the size of your holdings in any or all of the Funds. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card(s) or voting instruction card(s) and return it/them promptly in the enclosed envelope. Shareholders may also vote by telephone or over the internet; please see page 20 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

By Order of Each Fund’s Board,

Nori L. Gabert
Secretary
Seasons Series Trust
SunAmerica Series Trust
Houston, Texas
Dated: February 8, 2010

SEASONS SERIES TRUST
Diversified Fixed Income Portfolio
International Equity Portfolio
Multi-Managed Growth Portfolio (Balanced Component)
Multi-Managed Income Portfolio (Balanced Component)
Multi-Managed Income/Equity Portfolio (Balanced Component)
Multi-Managed Moderate Growth Portfolio (Balanced Component)
SUNAMERICA SERIES TRUST
High-Yield Bond Portfolio
P.O. Box 54299
Los Angeles, California 90054-0299

JOINT PROXY STATEMENT
Special Joint Meeting of Shareholders
March 29, 2010

INTRODUCTION
     This joint proxy statement (the “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies on behalf of the Board of Trustees of the Diversified Fixed Income Portfolio, International Equity Portfolio, Multi-Managed Growth Portfolio (Balanced Component), Multi-Managed Income Portfolio (Balanced Component), Multi-Managed Income/Equity Portfolio (Balanced Component) and/or the Multi-Managed Moderate Growth Portfolio (Balanced Component) (each, a series of Seasons Series Trust, a Massachusetts business trust) and the High-Yield Bond Portfolio (a series of SunAmerica Series Trust, a Massachusetts business trust) to be voted at a special joint meeting (the “Special Meeting”) of the shareholders of such series of Seasons Series Trust and SunAmerica Series Trust (each series, a “Fund” and together, the “Funds”).
     Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST”) are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Funds that are series of SST and SAST are referred to as “shares.” The Board of Trustees of SST and SAST are referred to as the “Board.”
     Although you are not directly a shareholder of any Fund, as the owner of a variable annuity or variable life insurance contract (a “Contract”) issued by the separate accounts of SunAmerica Annuity Life Assurance Company, First SunAmerica Life Insurance Company or other affiliated life insurance company (the “Life Companies”), you have the right to instruct the Life Companies how to vote Fund shares that are attributable to your Contract. For convenience, we refer to Contract owners as “shareholders.”
     The Special Meeting is scheduled to be held at the offices of SunAmerica, at The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Monday, March 29, 2010, at 2:00 p.m. Central Standard Time. The approximate mailing date of the Proxy Statement is February 8, 2010.
     Each Fund provides periodic reports to all of its respective shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of your Fund’s most recent annual and semi-annual report, without charge, by calling 1-800-445-7862 or by writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, each at P.O. Box 54299, Los Angeles, California 90054-0299.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 29, 2010. This Proxy Statement is available on the internet at https://www.proxyweb.com.

PROPOSALS
     The Special Meeting is being held for the shareholders of each Fund to consider and vote on the following proposal with respect to the Fund or Funds in which each shareholder is a shareholder (the “Proposal”), as indicated below and described more fully herein:
     Matters to be voted upon by the shareholders of each Fund:

Proposal 1.	To approve a new subadvisory agreement between SunAmerica and PineBridge Investments LLC (“PineBridge”).
     Other Matters:

Proposal 2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
BACKGROUND
     SunAmerica serves as the investment adviser to each Fund pursuant to investment advisory and management agreements between SunAmerica and each Fund (each, an “Advisory Agreement” and together, the “Advisory Agreements”).
     Pursuant to the Advisory Agreements, SunAmerica has agreed to furnish investment advisory and management services to the Funds. SunAmerica may delegate its advisory functions to subadvisers but remains responsible for monitoring the performance of subadvisers and their compliance with SunAmerica’s and the Funds’ policies and procedures. In the event that SunAmerica delegates its advisory function with respect to the Funds to a subadviser, SunAmerica would still provide ongoing management supervision, policy direction and legal services to the Funds.
     Subadvisers act pursuant to a subadvisory agreement with SunAmerica that has been approved by the Board, including a majority of the Board’s trustees who are not “interested persons,” as defined under the 1940 Act (the “Independent Trustees”). Generally, the subadvisers’ duties include furnishing continuing advice and recommendations to the relevant portions of their respective fund(s) regarding securities to be purchased and sold. The subadvisers discharge their responsibilities subject to the policies of the Board and the oversight and supervision of SunAmerica. SunAmerica, and not the respective fund(s), is responsible for payment of the subadvisory fees to the subadvisers.

PROPOSAL 1: APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN SUNAMERICA AND PINEBRIDGE
     PineBridge (formerly known as AIG Global Investment Corp. (“AIGGIC”)) serves as subadviser to the Diversified Fixed Income Portfolio and the International Equity Portfolio (the “Subadvised Funds”) pursuant to a subadvisory agreement between SunAmerica and PineBridge dated December 10, 2001, as amended (the “Current Subadvisory Agreement”). The Board last approved the Current Subadvisory Agreement at an in-person meeting of the Board held on September 30, 2009, and the Current Subadvisory Agreement was last approved by the Subadvised Funds’ shareholders on April 1, 2002.
     Employees of SunAmerica manage the day-to-day investments of the Multi-Managed Growth Portfolio (Balanced Component), Multi-Managed Income Portfolio (Balanced Component), Multi-Managed Income/Equity Portfolio (Balanced Component) and the Multi-Managed Moderate Growth Portfolio (Balanced Component) (each a “Multi-Managed Portfolio” and together, the “Multi-Managed Portfolios”) as well as the High-Yield Bond Portfolio, but it is proposed that upon the closing of the Transaction, PineBridge serve as subadviser to such Funds. These employees, in addition to their positions with SunAmerica, also have positions with PineBridge.
     On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of AIG Investments, including its interests in AIGGIC, to Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group (“PCG”), an Asia-based private investment group (the “Transaction”). In preparation for the closing of the Transaction, AIG merged AIGGIC with and into PineBridge, a Delaware limited liability company on December 31, 2009. PineBridge, as successor to AIGGIC, remains a registered investment adviser pursuant to the Investment Advisers Act of 1940. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge. The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing.
     Subject to applicable law and regulation, PCG may from time to time sell or grant interests in Bridge to one or more third parties, which may include AIG or one of its affiliates.
     With respect to the Subadvised Funds, the closing of the Transaction will result in an “assignment” of the Current Subadvisory Agreement which, under the terms of the agreement and as required by law, will result in the automatic termination of the Current Subadvisory Agreement. At an in-person meeting on

November 5, 2009, the Board, including a majority of the Independent Trustees, approved a new subadvisory agreement between SunAmerica and PineBridge with respect to the Subadvised Funds, which agreement is subject to approval by the shareholders of each Subadvised Fund.
     With respect to the Multi-Managed Portfolios and the High-Yield Bond Portfolio, upon the closing of the Transaction, the portfolio managers of such Funds will manage these Funds as employees of PineBridge. As a result, at the November 5, 2009 meeting, the Board, including a majority of the Independent Trustees, approved a subadvisory agreement between SunAmerica and PineBridge with respect to the Multi-Managed Portfolios and the High-Yield Bond Portfolio, which agreement is subject to approval by the shareholders of each such Fund.
     Each Fund’s new subadvisory agreement is referred to as a “New Subadvisory Agreement” and together they are referred to as the “New Subadvisory Agreements.” The terms of the New Subadvisory Agreements are identical, apart from the Funds and subadvisory fees listed in the schedule to each agreement.
     To ensure uninterrupted subadvisory services to the Subadvised Funds during the period prior to the Special Meeting, the Board also approved, at the November 5, 2009 meeting, an interim subadvisory agreement between SunAmerica and PineBridge, with respect to the Subadvised Funds (the “Interim Subadvisory Agreement”).
     The Interim Subadvisory Agreement was approved by the Board pursuant to Rule 15a-4 under the 1940 Act. The Interim Subadvisory Agreement provides for PineBridge to continue portfolio management responsibilities for the Subadvised Funds pursuant to terms that are identical to the terms of the Current Subadvisory Agreement, with certain exceptions detailed in the Proxy Statement. In particular, the fees payable by SunAmerica to PineBridge pursuant to the Interim Subadvisory Agreement are identical to the fees payable by SunAmerica to PineBridge pursuant to the Current Subadvisory Agreement. The Interim Subadvisory Agreement will go into effect upon the closing of the Transaction and will remain in effect for 150 days, or until a Subadvised Fund’s shareholders approve the New Subadvisory Agreement, whichever is earlier.
If a Subadvised Fund’s New Subadvisory Agreement is approved, the New Subadvisory Agreement will replace the Interim Subadvisory Agreement and PineBridge will continue to manage the Subadvised Fund. The New Subadvisory Agreements will remain in effect for an initial two year term from their effective dates, and will be subject to continuance thereafter for successive one-year periods in the manner required by the 1940 Act and the rules thereunder. The form of the New Subadvisory Agreements relating to the Funds is attached to the Proxy Statement as Exhibit A. The following discussion provides a description of the material terms of the New Subadvisory Agreements and a comparison of the terms of the New Subadvisory Agreements to the terms of the Current Subadvisory Agreement, but any description of the New Subadvisory Agreement is qualified in its entirety by reference to Exhibit A.
     The Board unanimously recommends that the shareholders of each Fund vote “FOR” the proposal to approve the New Subadvisory Agreements.
Description of the Material Terms of the New Subadvisory Agreement
     Investment Advisory Services. The New Subadvisory Agreements provide that, subject to the supervision, direction and approval of SunAmerica and the Board, PineBridge will be responsible for managing the investment and reinvestment of each Fund’s assets in a manner consistent with such Fund’s respective investment objectives, policies and restrictions, and applicable federal and state law. PineBridge would make decisions with respect to all purchases and sales of securities and other transactions involving securities and other investment assets for the portion of each Fund’s assets that the subadviser manages. In order to implement its investment decisions, PineBridge would have full discretion and be authorized to place orders and issue instructions with respect to those transactions for the Funds. PineBridge would not, however, be responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the Funds, but would provide such assistance as is reasonably requested by SunAmerica.
The terms of the New Subadvisory Agreements further specify that PineBridge will maintain all books and records with respect to each Fund’s securities transactions required to be maintained by it under the 1940 Act and the rules thereunder and deliver to SunAmerica and the Board such periodic and special reports as SunAmerica or the Board may reasonably request. Furthermore, the New Subadvisory Agreements provide that PineBridge will carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith in connection with its selection of broker-dealers and determining the reasonableness of commissions, respectively.
     Fees. The following charts sets forth the subadvisory fees to be paid to PineBridge under the New Subadvisory Agreements. The proposed subadvisory fees to be paid to PineBridge with respect to the Subadvised Funds under the New Subadvisory Agreements are identical to the subadvisory fees paid to

PineBridge with respect to the Subadvised Funds under the Current Subadvisory Agreement.

Fund	Fees Under the New Subadvisory Agreements
Diversified Fixed Income Portfolio	0.25% on the first $200 million
(Core Bond Component)	0.20% on the next $300 million
0.15% on assets over $500 million
Diversified Fixed Income Portfolio	0.12% on the first $500 million
(U.S. Government Index Component)	0.08% on assets over $500 million
International Equity Portfolio	0.15% on the first $500 million
0.05% on assets over $500 million
High-Yield Bond Portfolio	0.40% on the first $50 million
0.30% on the next $200 million
0.25% on assets over $250 million
Multi-Managed Growth Portfolio	0.25% on the first $200 million
(Balanced Component)	0.20% on the next $300 million
0.15% on assets over $500 million
Multi-Managed Income Portfolio	0.25% on the first $200 million
(Balanced Component)	0.20% on the next $300 million
0.15% on assets over $500 million
Multi-Managed Income/Equity Portfolio	0.25% on the first $200 million
(Balanced Component)	0.20% on the next $300 million
0.15% on assets over $500 million
Multi-Managed Moderate Growth Portfolio	0.25% on the first $200 million
(Balanced Component)	0.20% on the next $300 million
0.15% on assets over $500 million
     Under the New Subadvisory Agreements, PineBridge would have no right to obtain compensation directly from the Funds for services provided under the agreements and would look solely to SunAmerica for payment of fees due. The following table shows the fees paid by SunAmerica to PineBridge for services performed by PineBridge under the Current Subadvisory Agreement, for the Subadvised Funds’ most recently completed fiscal year, ended March 31, 2009.

Fund	Actual Subadvisory Fees Paid
Diversified Fixed Income Portfolio	$287,318
International Equity Portfolio	$166,557
     PineBridge does not act as subadviser to a registered investment company with a similar investment objective to any of the Funds.

     Payment of Expenses. Under the New Subadvisory Agreements, PineBridge will bear all expenses (excluding expenses to be borne by a Fund as described in the New Subadvisory Agreements) in connection with the performance of its services under the New Subadvisory Agreements.
Limitation on Liability and Indemnification. The New Subadvisory Agreements generally provide that PineBridge, its controlling persons, its other affiliates and its shareholders will not be liable to the Funds or their respective shareholders for any act or omission in the course of, or connected with, its services or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith or gross negligence by PineBridge in the performance of its duties under the New Subadvisory Agreement, or reckless disregard of its obligations or duties under the New Subadvisory Agreements (“disabling conduct”). The New Subadvisory Agreements also provide that the subadviser will indemnify SunAmerica and its affiliates and each of its officers and directors, employees, shareholders, agents and each person controlling SunAmerica (“SunAmerica Indemnified Persons”) against losses (including legal and other expenses), which may be based upon any wrongful act or breach of a New Subadvisory Agreement by PineBridge or any failure by PineBridge to comply with its representations and warranties, provided that this indemnification will not protect any person who is liable due to his or her disabling conduct.
     Continuance. If a Fund’s New Subadvisory Agreement is approved by shareholders, the New Subadvisory Agreement will replace the Interim Subadvisory Agreement with respect to the Subadvised Funds and PineBridge will continue to manage or will assume management, as applicable, to manage of the Funds. The New Subadvisory Agreement would remain in effect for an initial two year term from its effective date, and would be subject to continuance thereafter for successive one-year periods in the manner required by the 1940 Act and the rules thereunder.
     Termination. The New Subadvisory Agreements provide that they may be terminated, at any time, without penalty: (i) by vote of a majority of the Board or by vote of holders of a majority of the outstanding voting securities of the Fund; (ii) by SunAmerica, each on not less than thirty (30) nor more than sixty (60) days’ written notice to PineBridge or (iii) by PineBridge upon ninety (90) days’ written notice to the applicable Fund and SunAmerica. Each New Subadvisory Agreement will also terminate automatically in the event of its assignment or in the event of the assignment or termination of the Advisory Agreement between SunAmerica and the respective Fund.

Comparison of the New Subadvisory Agreements and the Current Subadvisory Agreement
     The terms of the New Subadvisory Agreements are substantially similar to the terms of the Current Subadvisory Agreement, apart from the effective dates and termination dates of the New Subadvisory Agreements, a revised liability and indemnification section and other non-material updating items. The proposed subadvisory fees to be paid to PineBridge with respect to the Subadvised Funds under the New Subadvisory Agreements are identical to the subadvisory fees paid to PineBridge with respect to the Subadvised Funds under the Current Subadvisory Agreement. The nature of the expenses to be borne by each Fund under the New Subadvisory Agreements is the same as the expenses borne by the Subadvised Funds under the Current Subadvisory Agreement. The Current Subadvisory Agreement and the New Subadvisory Agreements contain the same provisions regarding continuance of the agreement, with the exception of the dates of effectiveness and termination, and as described below.
     The limitation on liability under the New Subadvisory Agreements is similar to the limitation under the Current Subadvisory Agreement with respect to the indemnification by PineBridge of the Funds but represents an expansion of the indemnification by PineBridge of SunAmerica. Under the Current Subadvisory Agreement, PineBridge’s indemnification of SunAmerica and SunAmerica Indemnified Persons was limited to losses (including reasonable legal and other expenses) resulting from the disabling conduct of PineBridge. The New Subadvisory Agreements revise the subadviser’s indemnification of SunAmerica such that PineBridge will indemnify SunAmerica and SunAmerica Indemnified Persons against losses (including legal and other expenses), which may be based upon any wrongful act or breach of a New Subadvisory Agreement by PineBridge or any failure by PineBridge to comply with its representations and warranties, provided that this indemnification will not protect any person who is liable by reason of his or her disabling conduct under the respective New Subadvisory Agreement.
     The distinctions between the Current Subadvisory Agreement and the New Subadvisory Agreements relate to PineBridge’s obligation under the New Subadvisory Agreements and do not impact SunAmerica’s obligations to the Funds under the Advisory Agreements.
Factors Considered by the Board
     The Board, including the Independent Trustees, approved the New Subadvisory Agreements at an in-person meeting of the Board held on November 5, 2009. In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and PineBridge provided, materials relating to the Board’s consideration of whether to approve each New Subadvisory Agreement. These materials included (a) information concerning the Transaction, including the corporate restructuring of AIGGIC into PineBridge in anticipation of the closing of the Transaction; (b) a summary of the services to be provided by PineBridge; (c) information independently compiled by Lipper on fees and expenses of the Funds as compared to a representative group of similar funds as determined by Lipper; (d) information provided by PineBridge on fees and expenses of a composite of accounts with a similar investment objective to that of the High-Yield Bond Portfolio; (e) performance information of the Funds as well as performance information of a composite of accounts managed by PineBridge with a similar investment objective to that of High-Yield Bond Portfolio; (f) a discussion of indirect benefits to PineBridge; (g) a report by SunAmerica on PineBridge’s compliance policies and procedures; (h) a summary of brokerage and soft dollar practices; and (i) a discussion of the key personnel of PineBridge. In determining whether to approve the New Subadvisory Agreements, the Board, including the Independent Trustees, considered the following information:
     Nature, Extent and Quality of Services Provided by PineBridge. The Board, including the Independent Trustees, considered the nature, extent and quality of services to be provided to the Funds by PineBridge. The Board observed that it had a long-standing relationship with PineBridge, as successor to AIGGIC. The Board also considered information relating to the Transaction and representations from PCG, the proposed ultimate parent company of PineBridge, that PCG is committed to PineBridge as a long term investment and would devote sufficient resources to PineBridge. The Board concluded that the services to be provided by PineBridge, subject to the oversight and review of SunAmerica, would in all material respects be identical to the services that PineBridge and SunAmerica, as applicable, are currently providing to the Funds, which would include investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by a Fund. In addition, the Board reviewed PineBridge’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals, and considered the resources PineBridge is expected to have under its new ownership structure. The Board also reviewed the biographical information for personnel that would be responsible for providing subadvisory services to the Funds and concluded that the key investment personnel at PineBridge and SunAmerica that were responsible for managing the Funds would continue to manage the Funds as portfolio managers at PineBridge. The Board also considered that certain other key personnel of PineBridge would continue with PineBridge and that PCG anticipated allowing PineBridge to set the direction of the firm without PCG being involved in its day-to-day operations.

     The Board concluded, based on the materials provided and its prior experience with PineBridge, that: (i) the portfolio managers and other investment personnel currently managing the Funds will continue to manage the Funds; (ii) PineBridge would continue to exhibit a high level of diligence and attention to detail in carrying out its responsibilities as a subadviser; (iii) PineBridge would be responsive to requests of the Board and of SunAmerica; (iv) PineBridge had developed sufficient internal policies and procedures for monitoring compliance with the investment objective, policies and restrictions of each Subadvised Fund as set forth in the Subadvised Fund’s prospectus, and such policies and procedures were expected to continue following the close of the Transaction; (v) PineBridge’s code of ethics and compliance and regulatory history were satisfactory to the Board and (vi) the nature and extent of services to be provided by PineBridge to the Funds under the New Subadvisory Agreements were reasonable and appropriate in relation to the proposed subadvisory fees and the quality of services was reasonably expected to be at the same acceptable level.
     Investment Performance. The Board, including the Independent Trustees, considered the investment performance of PineBridge. In connection with its review, the Board received information prepared by PineBridge regarding the performance information of the High-Yield Bond Portfolio as compared to PineBridge’s U.S. High Yield Bond Composite whose investment objectives are similar. The Board noted that the performance of the High-Yield Bond Portfolio was similar to the performance of the U.S. High Yield Bond Composite. The Board did not review comparisons of other account performance information for the remaining Funds as PineBridge reported it did not act as the subadviser to any other registered investment companies or other accounts with an investment objective similar to that of the remaining Funds.
     The Board also reviewed Lipper reports that compare the Funds’ investment performance to their respective benchmarks and Performance Groups/Universes, which reports were prepared in connection with the annual approval of the Current Subadvisory Agreement at the September 30, 2009 in-person meeting of the Board. The Board also considered quarterly performance updates and analyses provided by management. With the exception of the High-Yield Bond Portfolio, the Funds are managed by multiple subadvisers and the Board’s consideration of investment performance was limited to the component of such Funds managed by PineBridge or SunAmerica.
•	Diversified Fixed Income Portfolio. The Board considered that the Fund, as a whole, outperformed the Lipper VUF Corporate-A Index and the median of its Performance Universe for the one-, three- and five-year periods and that the Fund was above the median of its

Performance Group for the one- and three-year periods but below the median for the five-year period. The Board considered that the Fund is managed by multiple subadvisers and that the component managed by PineBridge has been subjected to heightened monitoring by management due to performance issues. The Board concluded that the Fund’s performance, as a whole, was satisfactory in light of management’s discussion and all other factors considered.

•	High-Yield Bond Portfolio. The Board considered that the Fund outperformed the Lipper VUF High Yield Index and was above the medians of its Performance Group/Universe for the five-year period and underperformed the Lipper Index and was below the medians for the one- and three-year periods. The Board considered that the Fund has been subjected to heightened monitoring by management due to performance. The Board took into account management’s discussion of the Fund’s performance and management’s monitoring efforts, and concluded that the Fund’s performance was being appropriately addressed.

•	International Equity Portfolio. The Board considered that the Fund, as a whole, outperformed the Lipper VUF International Core Index and was at or above the median of its Performance Group/Universe for the one-year period but underperformed the Index and was below the median of its Performance Group/Universe for the three- and five-year periods. The Board took into account management’s discussion of each subadviser’s performance, the recent replacement of a subadviser, and management’s monitoring efforts and concluded that the Fund’s performance, as a whole, was being addressed.

•	Multi-Managed Growth Portfolio. The Board considered that the Fund, as a whole, outperformed the Lipper VUF Multi-Cap Growth Index and was above the medians of its Performance Group/Universe for the one-, three- and five-year periods. The Board considered that the Fund has multiple components and that the Balanced Component managed by SunAmerica has been subjected to heightened monitoring by management due to performance. The Board concluded that the Fund’s performance, as a whole, has been satisfactory in light of all factors considered.

•	Multi-Managed Income Portfolio. The Board considered that the Fund, as a whole, outperformed the Lipper Multi-Asset Target Allocation Conservative Index and the medians of its Performance Group/Universe for the one-, three- and five-year periods. The Board considered that the Fund has multiple components and that the Balanced Component managed by SunAmerica has been subjected to heightened monitoring by management due to performance. The Board considered management’s report on each subadviser’s performance and their continuing monitoring efforts and concluded that the Fund’s performance, as a whole, has been satisfactory in light of all factors considered.

•	Multi-Managed Income/Equity Portfolio. The Board considered that the Fund, as a whole, outperformed the Lipper VUF Multi-Asset Target Allocation-Conservative Index and was above the median of its Performance Group/Universe for the one-, three and five-year periods. The Board considered that the Fund has multiple components and that the Balanced Component managed by SunAmerica has been subjected to heightened monitoring by management due to performance. The Board considered management’s discussions and concluded that the Fund’s performance, as a whole, was satisfactory.

•	Multi-Managed Moderate Growth Portfolio. The Board considered that the Fund, as a whole, outperformed the Lipper VUF Multi-Asset Target Allocation-Moderate Index and was above the median of its Performance Group/Universe for the one-, three- and five-year periods. The Board considered that the Portfolio has multiple components and that the Balanced Component managed by SunAmerica has been subjected to heightened monitoring by management due to performance. The Board considered management’s discussions and concluded that the Fund’s performance, as a whole, was satisfactory.
     Consideration of the Subadvisory Fees and the Cost of the Services and Profits to be Realized by PineBridge and its Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by SunAmerica to PineBridge pursuant to the New Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by PineBridge or its affiliates in connection with providing such services to the Funds.
     To assist in analyzing the reasonableness of the subadvisory fees under the New Subadvisory Agreements, which are identical to the subadvisory fees of the Current Subadvisory Agreement, the Board reviewed the Lipper report referenced above, as well as information provided at the September 30, 2009 Board meeting in connection with the annual renewal of the Funds’ Current Subadvisory Agreement. The Lipper report addressed the expense information with respect to certain of the Funds and a representative group of similar funds as determined by Lipper. In considering the reasonableness of the subadvisory fee to be paid by SunAmerica to PineBridge on behalf of the Funds, the Board reviewed expense comparisons by Lipper including contractual and actual subadvisory fees as a portion of actual net management fees. The Board compared the Funds’ contractual subadvisory fees to those of other funds within its Peer Group and Peer Universe as a guide to help assess the subadvisory fee to be paid to PineBridge. The Board noted that the Peer Group information as a whole was useful in assessing whether PineBridge was providing services at a cost that was competitive with other similar funds. The Board also considered information provided by PineBridge on fees relating to PineBridge’s U.S. High Yield Bond Composite whose investment objective is similar to that of the High-Yield Bond Portfolio and noted that the fees payable to PineBridge with respect to the comparable fund were higher than the fee payable to PineBridge for the High-Yield Bond Portfolio. The Board also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board noted that the proposed subadvisory fees to be paid to PineBridge with respect to the Subadvised Funds under the New Subadvisory Agreements are identical to the subadvisory fees paid to PineBridge with respect to the Subadvised Funds under the Current Subadvisory Agreement. The Board also considered, with respect to the Multi-Managed Portfolios and the High-Yield Bond Portfolio, among other things, the costs incurred by SunAmerica in managing the day-to-day investments of each such Fund. The Board also considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained. The Board further considered whether there were any collateral or “fall-out” benefits that PineBridge and its affiliates may derive as a result of their relationship with the Funds. The Board noted that PineBridge believes that any such benefits would be de minimis and would not impact the reasonableness of the subadvisory fees.
     The Board also reviewed financial information and other reports from PineBridge and considered whether PineBridge would have the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. In connection with its review, the Board received the consolidated financial statements of AIG and its subsidiaries, including AIGGIC, for the year ended December 31, 2008. The Board also received pro forma financial information for Bridge. The Board concluded that PineBridge has and, following the close of the Transaction will have, the financial resources necessary to perform its obligations under the New Subadvisory Agreements and would provide each Fund with high quality services. The Board also concluded that the subadvisory fees were reasonable in light of the factors discussed above.
     Economies of Scale. The Board did not review specific information regarding whether there would be economies of scale with respect to

PineBridge’s management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board noted that it considered information regarding economies of scale in the context of the renewal of the respective Advisory Agreements with SunAmerica.
     Other Factors. In consideration of the New Subadvisory Agreements, the Board also received information regarding PineBridge’s brokerage and soft dollar practices. The Board considered that PineBridge is responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates.
     Conclusion. After a full and complete discussion, the Board approved a New Subadvisory Agreement, subject to shareholder approval, for each Fund. Based upon their evaluation, the Board, including its Independent Trustees, was satisfied that the terms of each New Subadvisory Agreement are fair and reasonable and in the best interests of the relevant Fund and its shareholders. In arriving at a decision to approve the New Subadvisory Agreements, the Board did not identify a single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent counsel in making these determinations. Accordingly, the Board, including the Independent Trustees, unanimously approved, and recommends that shareholders of the Funds approve the New Subadvisory Agreement entered into on behalf of their respective Fund.
Information About PineBridge
     PineBridge provides investment advisory services to each Subadvised Fund. The principal business office and address of PineBridge is 70 Pine Street, 11th Floor, New York, New York 10270. PineBridge was organized as a Delaware limited liability company in 2009. PineBridge is an indirect, wholly owned subsidiary of AIG and is part of PineBridge Investments. PineBridge Investments comprises a group of international investment companies (including PineBridge), which provide investment advice and market asset management products and services to clients around the world. As of September 30, 2009, PineBridge managed approximately $611 billion of which approximately $520 billion related to affiliated assets.
     Upon the closing of the Transaction, PineBridge will become a wholly owned subsidiary of PineBridge Global Investments LLC, which will be a wholly owned subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asia-based private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard.

     The principal address of PineBridge Global Investments LLC is 70 Pine Street, 11th Floor, New York, New York 10270. The principal address of Bridge Partners, L.P. is Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands. The business address of Mr. Li Tzar Kai, Richard is 38th Floor, Citibank Tower, Citibank Plaza, 3 Gordon Road, Central, Hong Kong.
     The following chart sets forth the name and principal occupation of the executive officers and directors of PineBridge, who are expected to continue in such capacities upon the closing of the Transaction.

Name and Address*	Principal Occupation
Win J. Neuger	Chief Executive Officer and Executive Committee Member
Hans K. Danielsson	Senior Managing Director and Executive Committee Member
Robert T. Thompson	Senior Managing Director and Executive Committee Member
Connie Miller	Head of Human Resources and Executive Committee Member
Rachel E. Amos	General Counsel
Amy Pappas	Managing Director and Chief Financial Officer

*	The address for the PineBridge personnel listed above is 70 Pine Street, 11th Floor, New York, New York 10270.
Information About SunAmerica
     SunAmerica serves as the investment adviser to each Fund. The principal business office and address of SunAmerica is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica was organized as a Delaware corporation in 1982. It is a wholly owned subsidiary of SunAmerica Annuity and Life Assurance Company (“SAAL”). SAAL is a wholly owned subsidiary of AIG. AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. As of November 30, 2009, SunAmerica managed, advised and/or administered more than $39.8 billion of assets.
     The following chart lists the principal executive officers and directors of SunAmerica and their principal occupations.
SunAmerica Asset Management Corp.

Name and Address*	Principal Occupation
Peter A. Harbeck	Director; President and Chief Executive Officer of SunAmerica
Jay S. Wintrob	Director; President and Chief Executive Officer of AIG Domestic Life and Retirement Services
Christine A. Nixon	Director; Senior Vice President, General Counsel and Secretary of AIG Retirement Services, Inc.

*	The business address for SunAmerica and Mr. Harbeck is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 90054. The business address for Mr. Wintrob and Ms. Nixon is 1 SunAmerica Center, Los Angeles, California 90067.
     SunAmerica selects the subadvisers for the Funds and supervises the Funds’ daily business affairs, subject to the oversight of the Board. SunAmerica selects subadvisers it believes will provide the Funds with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations.
     The subadvisers of each Fund act pursuant to subadvisory agreements with SunAmerica that have been approved by the Board, including a majority of the Independent Trustees. The subadvisers’ duties include furnishing continuing advice and recommendations to the Funds regarding securities to be purchased and sold. The subadvisers discharge their responsibilities subject to the policies of the Board and the oversight and supervision of SunAmerica. SunAmerica, not the Funds, is responsible for payment of the subadvisory fees to the subadvisers.
     Under each Fund’s Advisory Agreement, SunAmerica receives a fee from each Fund, accrued daily and payable monthly, based on the average daily net assets of the relevant Fund at the rates and the amounts listed below.

Fund	Advisory Fee Rate	Advisory Fee Paid
Diversified Fixed Income Portfolio(1)	0.70% on the first $200 million	$2,104,294
	0.65% on the next $200 million
	0.60% on assets over $400 million

International Equity Portfolio(1)	0.95% on the first $250 million	$3,137,500
	0.90% on the next $250 million
	0.85% on assets over $500 million

High-Yield Bond Portfolio(2)	0.70% on the first $50 million	$1,599,456
	0.65% on the next $100 million
	0.60% on the next $100 million
	0.55% on assets over $250 million

Multi-Managed Growth Portfolio(1)	0.89% on the first $250 million	$1,007,256
	0.84% on the next $250 million
	0.79% on assets over $500 million

Multi-Managed Income Portfolio(1)	0.77% on the first $250 million	$945,776
	0.72% on the next $250 million
	0.67% on assets over $500 million

Multi-Managed Income/Equity Portfolio(1)	0.81% on the first $250 million	$1,346,000
	0.76% on the next $250 million
	0.71% on assets over $500 million

Multi-Managed Moderate Growth Portfolio(1)	0.85% on the first $250 million	$1,812,746
	0.80% on the next $250 million
	0.75% on assets over $500 million

(1)	For the fiscal year ended March 31, 2009.

(2)	For the fiscal year ended January 31, 2009.
     After payments to the Funds’ subadvisers, and pursuant to the Advisory Agreements, SunAmerica retained, with respect to each Fund other than the High-Yield Bond Portfolio, a management fee rate equal to the average daily net assets of each Fund at the rates listed below. No subadvisory fees were paid with respect to the High-Yield Bond Portfolio.

	Advisory Fee Rate	Advisory Fee
Fund	Retained	Retained
Diversified Fixed Income Portfolio(1)	0.54%	$1,679,138
International Equity Portfolio(1)	0.50%	$1,683,993
Multi-Managed Growth Portfolio(1)	0.58%	$653,277
Multi-Managed Income Portfolio(1)	0.58%	$713,877
Multi-Managed Income/Equity Portfolio(1)	0.58%	$958,631
Multi-Managed Moderate Growth Portfolio(1)	0.59%	$1,254,715

(1)	For the fiscal year ended March 31, 2009.
ADDITIONAL INFORMATION
Voting Information
     Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy card, the accompanying Notice and this Proxy Statement will be borne by PineBridge. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.
     Shareholders of record for each Fund as of the close of business on Thursday, December 31, 2009 (“Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. When a matter comes up for vote, the Separate Account will vote all shares in the same proportion as the votes actually received.

     To SunAmerica’s knowledge, no person beneficially owns as much as 5% of the outstanding shares of a Fund. The Trustees and officers of SST/SAST and members of their families, as a group, beneficially owned less than 1% of the beneficial interests of any Fund outstanding as of the record date. As of the Record Date, the Separate Accounts of SunAmerica owned directly 100% of each Fund’s outstanding shares.
     Pass Through Voting. Shares of the Funds are sold to the Separate Account and are used as investment options under Contracts. Contract owners who select a Fund for investment through a Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Funds. The Life Companies use the Fund as a funding vehicle, and are, in most cases, the legal shareholder of the Funds. As such, the Life Companies will have sole voting power with respect to the shares, but generally will pass through any voting rights to Contract owners. Therefore, for a Separate Account that is registered with the SEC, an insurance company will request voting instructions from the Contract owner and will vote shares or other interests in the Separate Account as directed by the Contract owner. In the event that any Contract owner fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those Contract owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners investing through the same Separate Account, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.
     Quorum Requirements. A quorum for the Meeting occurs if a majority of the outstanding shares entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. As noted above, the Separate Accounts own directly all of the outstanding shares of the Funds and the Separate Accounts will vote those shares for which it receives timely voting instructions from shareholders in accordance with those instructions. As a result, in excess of a majority of the outstanding shares of the Funds will be represented at the Meeting and thus a quorum will be present. However, in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal.
     Please vote at your earliest convenience. If you mail your voting instruction card, or proxy card, as applicable, please mail it early enough to be delivered prior to the Meeting.
     A proxy may be revoked at any time before the Meeting or during the Meeting by oral or written notice to Nori L. Gabert, 2929 Allen Parkway, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.
     As of the Record Date, the following number of shares of the Funds were outstanding:

Fund	Shares Outstanding
Diversified Fixed Income Portfolio
Class 1	657,088
Class 2	7,219,624
Class 3	4,695,221
International Equity Portfolio
Class 1	823,158
Class 2	7,606,044
Class 3	6,710,938
High-Yield Bond Portfolio
Class 1	22,928,074
Class 2	5,366,288
Class 3	25,624,528
Multi-Managed Growth Portfolio
Class 1	1,206,901
Class 2	2,828,882
Class 3	2,801,030
Multi-Managed Income Portfolio
Class 1	1,247,138
Class 2	5,106,396
Class 3	2,740,666
Multi-Managed Income/Equity Portfolio
Class 1	1,439,689
Class 2	6,532,643
Class 3	3,626,690
Multi-Managed Moderate Growth Portfolio
Class 1	1,606,331
Class 2	7,437,120
Class 3	5,173,755

     Required Vote. With respect to each Fund, the Proposal must be approved by the affirmative vote of the lesser of (a) a majority of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present. The approval of the Proposal by a Fund is not conditioned upon the approval of the Proposal by any other Fund.
     The individuals named as proxy holders on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund, if you give no voting instructions, your Shares will be voted “FOR” the Proposal herein and, in the proxy holder’s discretion with respect to any other business that may properly arise at the Special Meeting.
     Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Funds’ Secretary, Nori L. Gabert (the “Secretary”), at SunAmerica Asset Management Corp., 2929 Allen Parkway, Houston, Texas 77019. To be effective, such revocation must be received by the Secretary prior to the Special Meeting. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a Shareholder present at the Special Meeting may withdraw his or her proxy by voting in person.
     There are no rights of appraisal or similar rights of dissenters for shareholders of either Fund.
     Each Fund will furnish to a Shareholder upon request and without charge, a copy of its most recent annual and semi-annual report. To request a report, please write the Seasons Series Trust or SunAmerica Series Trust, as applicable, each at P.O. Box 54299, Los Angeles, California 90054-0299, or call the Fund at 1-800-445-7862.
     With respect to the following Funds, each a series of SST, the most recent reports are the semi-annual report for the period ended September 30, 2009 and the annual report for the fiscal year ended March 31, 2009.

Diversified Fixed Income Portfolio	Multi-Managed Income Portfolio
International Equity Portfolio	Multi-Managed Income/Equity Portfolio
Multi-Managed Growth Portfolio	Multi-Managed Moderate Growth Portfolio
     With respect to the High-Yield Bond Portfolio, a series of SAST, the most recent reports are the semi-annual report for the period ended July 31, 2009 and the annual report for the fiscal year ended January 31, 2009.

Important Notice Regarding Delivery of Shareholder Documents
     To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-445-7862 (or contact your financial institution). We will begin sending individual copies thirty days after receiving your request.
Brokerage Commissions
     With the exception of the International Equity Portfolio, the Funds did not pay any brokerage commissions to affiliated brokers during the most recent fiscal year. During the fiscal year ended March 31, 2009, the International Equity Portfolio paid $39,037 in brokerage commissions to affiliated brokers, which represented 3.31% of the aggregate brokerage commissions paid by the Fund.
     Shares of the Funds are sold in a continuous offering. There is no principal underwriter for the Funds, except for the High Yield Bond Fund which has entered into an underwriting agreement with SunAmerica Capital Services, Inc. (“SACS”). Pursuant to a distribution agreement, SACS acts without remuneration as SST’s and SAST’s agent in the distribution of Fund shares to the Separate Accounts. SACS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.
Other Business
     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the President of SST/SAST, John Genoy, the Vice President and Secretary of SST/SAST, Nori L. Gabert, the Treasurer of SST/SAST, Gregory R. Kingston, and the Assistant Secretary of SST/SAST, Mark Matthes, will vote on the matters in accordance with their judgment.
Shareholder Proposal
     The Funds are not required to hold an annual shareholder meeting, and therefore, it cannot be determined when the next meeting of the Funds’ shareholders will occur. If a shareholder wishes to submit a proposal for consideration at a Fund’s future shareholder meeting, the Fund must receive the proposal a reasonable time before the solicitation is to be made. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

By Order of each Fund’s Board,

Nori L. Gabert
Secretary Seasons Series Trust SunAmerica Series Trust Dated: February 8, 2010

FORM OF SUBADVISORY AGREEMENT
     This SUBADVISORY AGREEMENT is dated as of                                          by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and PINEBRIDGE INVESTMENTS, LLC, a Delaware limited liability company (the “Subadviser”).
WITNESSETH:
     WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (“SST”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “SST Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to SST; and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and
     WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (“SAST,” and collectively with SST, the “Trusts”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “SAST Advisory Agreement,” and collectively with the SST Advisory Agreement, the “Advisory Agreements”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to SAST; and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and
     WHEREAS, the Trusts are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies and may issue shares of beneficial interest ( par value $.01 per share in the case of SST), in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and
     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and
     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trusts listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:
     1. Duties of the Subadviser. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Advisory Agreements with the Trusts. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trusts are required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trusts concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trusts and in compliance with such policies as the Trustees of the Trusts may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trusts’ current prospectus and statement of additional information as provided to the Subadviser, and (b) applicable laws and regulations.
          The Subadviser represents and warrants to the Adviser that the portion of assets allocated to it of each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the “Contracts”) as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trusts or such Portfolio. Without limiting the foregoing, and subject to Section 9(c) hereof, the Subadviser represents and warrants to the Adviser that all of, or to the extent applicable the portion of, the assets which it manages of the Portfolio(s) set forth in Schedule A will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Portfolio to be treated as a “regulated investment company” under Subchapter M; (c) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code so as not to jeopardize the treatment of the variable annuity contracts that offer the Portfolios as annuity contracts for purposes of the Code; (d) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section

4982 of the Code; (e) the provisions of the 1940 Act and rules adopted thereunder; (f) the objectives, policies, restrictions and limitations for the Portfolios as set forth in the Portfolios’ current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (g) the policies and procedures as adopted by the Trusts, as most recently provided by the Adviser to the Subadviser. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trusts, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trusts, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trusts, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.
     (b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is satisfactory to the Adviser, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.
          The Adviser and Subadviser each agree that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of this Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to Subadviser.
          The Subadviser will assist the Portfolio(s) and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the Subadviser’s portfolio records relating to the assets of the Portfolio(s) for which the Subadviser has responsibility at such times as the Adviser shall reasonably request; provided, however, that the parties acknowledge that the Subadviser is not the fund accounting agent for the Portfolio(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by the Subadviser will be provided for information purposes only.
     2. Portfolio Transactions. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934

Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trusts and their respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trusts such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.
     (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio’s transactions in securities and other investments to certain broker-dealers and futures commission merchants’. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:
(1)	All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser seek to obtain best execution;
(2)	Such direction may result in the Portfolio paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;
(3)	If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where the Subadviser would, in some instances, be in a better position to negotiate commissions; and
(4)	The Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser’s request for direction due to the reasons stated above.
     3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trusts and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated. The Adviser and Subadviser acknowledge that the Portfolio will be ultimately responsible for all brokerage commissions, taxes, custodian fees and any other transaction-related fees, but that, for the purposes of this Agreement, as between the Adviser and Subadviser, the Adviser will be responsible for such expenses, and the Adviser authorizes the Subadviser to incur and pay such expenses for the Portfolio, as deemed appropriate by the Subadviser.
     4. Other Services. At the request of the Trusts or the Adviser, the Subadviser in its discretion may make available to the Trusts, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trusts or the Adviser at the Subadviser’s cost.
     5. Reports. The Trusts, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trusts as each may reasonably request.
     6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trusts are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trusts are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trusts in any way or otherwise be deemed an agent of the Trusts.
     7. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trusts pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trusts are the property of the respective Trust and will be surrendered promptly to the respective Trust or the Adviser on request.
          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, each Trust’s auditors, each Trust or any representative of the Trusts, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trusts.
     8. Reference to the Subadviser. Neither the Trusts nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.
     9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this

Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any liability arising from the Subadviser’s conduct under this Agreement.
     (b) The Subadviser agrees to indemnify and hold harmless the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.
     (c) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons, shareholders or to the Trust or to any shareholder of the Trust or to any third party for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to: (A), a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request; and (B) acts of the Subadviser that were made in reasonable reliance upon information provided to it by the Adviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Portfolio’s assets not allocated to the Subadviser and with respect to any other portfolio of the Trust.

     10. Permissible Interests. Trustees and agents of the Trusts are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trusts as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trusts in some manner.
     11. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of each Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the respective Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the respective Trust.
          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or a Trust, by vote of a majority of the respective Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the respective Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the respective Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the respective Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).
          This Agreement will also terminate in the event that the Advisory Agreement by and between a Trust and the Adviser is terminated.
     12. Severability. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of each Trust must be obtained in conformity with the requirements of the Act.
     14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.
     15. Personal Liability. The Declarations of Trust establishing each Trust (each, a “Declaration” and collectively, the “Declarations”), are on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with each Declaration, no Trustee, shareholder, officer, employee or agent of the respective Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the respective Trust, but the respective “Trust Property” only shall be liable.
     16. Separate Series. Pursuant to the provisions of the Declarations, each Portfolio is a separate series of each Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the respective Trust as a whole.
     17. Proxy Voting. The Adviser will vote proxies relating to the Portfolios’ securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees of each Trust. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolios’ securities. The Adviser will instruct the custodian and other parties providing services to the Trusts promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).
     18. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees of the respective Trust has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the respective Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.
     19. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:		PineBridge Investment Corp.
70 Pine Street
New York, NY 10270
Attention:

Adviser:		SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
	Attention:	Gregory N. Bressler
Senior Vice President and
General Counsel

with a copy to:		AIG Retirement Services, Inc.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
	Attention:	Mallary L. Reznik
Senior Vice President and
General Counsel

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.
By:
	Name:	Peter A. Harbeck
	Title:	President and Chief Executive Officer

PINEBRIDGE INVESTMENTS, LLC
By:
Name:
Title:

Schedule A

Fee Rate
(as a percentage of the average daily net
assets the Subadviser manages in the
Portfolio(s)	Portfolio
SST

Multi-Managed Growth Portfolio	0.25% on first $200 million
(Balanced Component)	0.20% on the next $300 million
0.15% over $500 million

Multi-Managed Moderate Growth	0.25% on first $200 million
Portfolio (Balanced Component)	0.20% on the next $300 million
0.15% over $500 million

Multi-Managed Income Portfolio	0.25% on first $200 million
(Balanced Component)	0.20% on the next $300 million
0.15% over $500 million

Multi-Managed Income/Equity	0.25% on first $200 million
Portfolio (Balanced Component)	0.20% on the next $300 million
0.15% over $500 million

International Equity	0.15% - first $500 million
0.05% - over $500 million

Diversified Fixed Income-Index Component	U.S. Government Index Component
(U.S. Government Index Component)	0.12% first $500 million
0.08% over $500 million

(Core Bond Component)	Core Bond Component
0.25% first $200 million
0.20% next $300 million
0.15% over $500 million

SAST

High-Yield Bond Portfolio	0.40% on first $50 million
0.30% on next $200 million
0.25% thereafter

PROXY TABULATOR P.O. BOX 9112 THREE WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
FARMINGDALE, NY 11735 TELEPHONE: Call the toll-free number 1-888-221-0697 and follow the recorded instructions. INTERNET: Log on to www.proxyweb.com and follow the on-screen instructions provided.
MAIL: Mark, sign, date your Card and return in the postage-paid envelope provided. If you vote by Telephone or Internet, do not mail your Card.
VOTING INSTRUCTION CARD
SPECIAL MEETING OF SHAREHOLDERS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES TO BE HELD MARCH 29, 2010
The undersigned hereby instructs the above named insurance company, on behalf of its Separate Account, to transmit voting instructions for all the shares of the Fund listed above which are attributable to the variable annuity contract (“Contract”) for which the undersigned is entitled to give instructions at the Shareholder Meeting of the Fund listed above to be held at the offices of SunAmerica Asset Management Corp., Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019 at 2:00 p.m. Central Standard Time, on Monday, March 29, 2010, and any adjournment or postponements thereof on all matters coming before the meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting of Shareholders and the accompanying Proxy Statement.
The insurance company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the insurance company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting of Shareholders. If you fail to return this voting instruction card or return it unsigned, the insurance company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.
PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.
Dated___2010 Signature(s) (if held jointly) (Please sign in box) Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only one need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.
SAST/SST — VIC (sc)

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 29, 2010. The Proxy Statement for this meeting is available at: https://www.proxyweb.com
Please fill in box(es) as shown using black or blue ink or number 2 pencil. X 0 PLEASE DO NOT USE FINE POINT PENS.
WHEN THIS CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS CARD WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.
The Board of Trustees of the Fund unanimously recommends a vote FOR the approval of the following Proposal.
FOR AGAINST ABSTAIN 1. TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN SUNAMERICA 0 0 0 ASSET MANAGEMENT CORP. AND PINEBRIDGE INVESTMENTS LLC.
2. In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.
PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY SAST/SST — VIC (sc)

PROXY TABULATOR P.O. BOX 9112 THREE EASY WAYS TO VOTE YOUR PROXY
FARMINGDALE, NY 11735 TELEPHONE: Call the toll-free number 1-888-221-0697 and follow the recorded instructions. INTERNET: Log on to www.proxyweb.com and follow the on-screen instructions provided.
MAIL: Mark, sign, date your Proxy Card and return in the postage-paid envelope provided. If you vote by Telephone or Internet, do not mail your card. PROXY CARD
SEASONS SERIES TRUST Multi-Managed Growth Portfolio Diversified (Balanced Fixed Component) Income Œ Portfolio Multi-Managed Œ International Income Portfolio Equity (Balanced Portfolio Component)
Multi-Managed Income/Equity Portfolio (Balanced Component) Œ Multi-Managed Moderate Growth Portfolio (Balanced Component) SUNAMERICA High Yield Bond SERIES Portfolio TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 29, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Funds (the “Funds”), hereby appoints Gregory N. Bressler, Nori L. Gabert, Donna Handel, Gregory R. Kingston and Mark Matthes, or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Funds to be held at the offices of SunAmerica Asset Management Corp., Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019 at 2:00 p.m. Central Standard Time, on Monday, March 29, 2010, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.
The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal.
Dated___2010 Signature(s) (Sign in the Box)
Note: Please sign exactly as name appears on the records of the Funds and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
SAST/SST — Prxy (sc)

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 29, 2010. The Proxy Statement for this meeting is available at: https://www.proxyweb.com
Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS.
WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY
WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.
The Board of Trustees of the Fund unanimously recommends a vote FOR the approval of the following Proposal.
FOR AGAINST ABSTAIN 1. TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN SUNAMERICA 0 0 0 ASSET MANAGEMENT CORP. AND PINEBRIDGE INVESTMENTS LLC.
2. In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY SAST/SST — Prxy (sc)